                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        _

     (2)  Form, Schedule or Registration Statement No.:

        _

     (3)  Filing Party:

        _

     (4)  Date Filed:

        _

                              IMPACT SYSTEMS, INC.

                         -------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON OCTOBER 16, 1996

To the Shareholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Impact Systems, Inc., a California corporation (the "Company"), will be held on Wednesday, October 16, 1996 at 3:00 p.m., local time, at the principal offices of the Company located at 1075 East Brokaw Road, San Jose, California 95131, for the following purposes:

         1. To elect directors to serve for the ensuing year and until their successors are elected.

         2. To ratify the appointment of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending March 31, 1997.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on August 16, 1996 are entitled to notice of and to vote at the meeting and any adjournment thereof.

         All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to complete, date and sign the enclosed Proxy and return it as promptly as possible in the postage prepaid envelope enclosed for that purpose. If you should attend the meeting, you may vote in person even though you returned a Proxy.



                                            FOR THE BOARD OF DIRECTORS



                                            KENNETH P. OSTROW, President



San Jose, California
September 9, 1996

                              IMPACT SYSTEMS, INC.

                      -------------------------------------

             PROXY STATEMENT FOR 1996 ANNUAL MEETING OF SHAREHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed Proxy is solicited on behalf of the Board of Directors of Impact Systems, Inc., a California corporation (the "Company"), for use at the Company's 1996 Annual Meeting of Shareholders to be held on Wednesday, October 16, 1996 at 3:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal offices of the Company, 1075 East Brokaw Road, San Jose, California 95131. The Company's telephone number at that address is (408) 453-3700.

         These proxy solicitation materials were mailed on or about September 9, 1996 to all shareholders entitled to vote at the meeting.

RECORD DATE

         Shareholders of record at the close of business on August 16, 1996 are entitled to notice of and to vote at the meeting. At the record date, 10,380,776 shares of the Company's Common Stock were issued and outstanding. There were approximately 2,600 shareholders at that date. The last reported sale price of the Company's Common Stock on the Nasdaq National Market was $2.375 on August 16, 1996.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention: Robert M. Gorski, Vice President, Finance and Service and Chief Financial Officer) a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

         Each shareholder voting for the election of directors may cumulate such shareholder's votes, giving one candidate a number of votes equal to the number of directors to be elected (three) multiplied by the number of shares which the shareholder is entitled to vote, or distributing the shareholder's votes on the same principle among as many candidates as the shareholder chooses, provided that votes may not be cast for more than three candidates. However, no shareholder shall be entitled to cumulate votes for any candidate unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. In the event that cumulative voting is invoked, the proxy holders will have the discretionary authority to vote all proxies received by them in such a manner as to ensure the election of as many of the Board of Directors nominees as possible. See "Proposal No. 1 -- Election of Directors." On all other matters, each share has one vote.

         The cost of this solicitation will be borne by the Company. The Company has retained Corporate Investor Communications, Inc. to aid in the distribution to brokers, banks and other institutional nominees. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners of shares. Solicitation fees and expenses are not expected to exceed $5,000. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitations by directors, officers or regular employees of the Company. No additional compensation will be paid for any such services.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

         Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 1997 Annual Meeting of Shareholders must be received by the Company not later than May 12, 1997 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

SECURITY OWNERSHIP

         The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of August 16, 1996, by (a) each director of the Company, (b) the Company's Chief Executive Officer and each of the other executive officers, (c) all directors and executive officers of the Company as a group, and (d) each beneficial owner of 5% or more of the outstanding shares of the Company's Common Stock. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                                                          Shares          Percentage
                                                                       Beneficially      Beneficially
BENEFICIAL OWNER                                                           Owned            Owned
- ----------------                                                           -----            -----
Elsag Bailey Process Automation N.V.(1)                                  2,378,900          22.9%
  Zylstraat 70-74, 011 T. R. Haarlem, The Netherlands

Kenneth P. Ostrow (2)                                                    1,022,234           9.8%
  1075 East Brokaw Road, San Jose, CA 95131

Dimensional Fund Advisors, Inc.                                            530,700           5.1%
  1299 Ocean Avenue, Santa Monica, CA 90401

Joseph J. Cusimano (3)                                                      33,461            *
Mike N. Zaharna (4)                                                           --             --
Robert M. Gorski (5)                                                       133,750           1.3%
John F. Lynch, III (6)                                                     113,750           1.1%
All directors and executive officers as a group (5 persons) (4)(7)       1,303,195          12.6%

- -----------------------------
*        Represents less than 1% of the outstanding Common Stock.

(1) As reported by Elsag International N.V., Elsag Bailey, Inc., Finmeccanica S.p.A., and Istituto per la Ricostruzione Industriale (IRI S.p.a.) on Schedule 13D dated October 15, 1993. All 2,378,900 shares are held of record by Elsag International N.V. a wholly-owned subsidiary of Elsag Bailey Process Automation N.V.

(2) Includes 343,750 shares issuable upon exercise of options exercisable within 60 days of August 16, 1996.

(3) Excludes 1,500 shares beneficially owned by children of Mr. Cusimano, as to which Mr. Cusimano disclaims beneficial ownership.

(4) Excludes 2,378,900 shares beneficially owned by Elsag Bailey Process Automation N.V., as to which Mr. Zaharna disclaims beneficial ownership. As is noted elsewhere in these proxy solicitation materials, Mr. Zaharna is currently the Group Executive Vice President of Elsag Bailey Process Automation N.V.

(5) Consists of 133,750 shares issuable upon exercise of options exercisable within 60 days of August 16, 1996.

(6) Includes 88,750 shares issuable upon exercise of options exercisable within 60 days of August 16, 1996.

(7) Includes 566,250 shares issuable upon exercise of options exercisable within 60 days of August 16, 1996.

                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

NOMINEES

         A board of three (3) directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

         The nominees, and certain information about them, are set forth below.

                                                                                              Director
NAME OF NOMINEE            Age              Principal Occupation                                Since
- ---------------            ---              --------------------                                -----
Joseph J. Cusimano         56               President, Honematic Machine                         1991
                                            Corporation

Kenneth P. Ostrow          54               President and Chief Executive                        1980
                                            Officer of the Company

Mike N. Zaharna            54               Group Executive Vice President,                      1992
                                            Elsag Bailey Process Automation N.V.


         There are no family relationships among the directors and executive officers of the Company.

         MR. OSTROW, a founder of the Company, has been an officer and director of the Company from its inception in 1980. Prior to founding the Company, Mr. Ostrow was with Measurex in senior sales, service and marketing capacities. Mr. Ostrow holds a B.A. in Mechanical Engineering from Ohio State University and a M.B.A. from Northeastern University.

         MR. CUSIMANO was elected a director of the Company in November 1991. Since 1992, Mr. Cusimano has served as President of Honematic Machine Corporation in Boylston, Massachusetts, a precision machining company. Prior to that, he served as a Corporate Vice President of Norton Company in Worcester, Massachusetts in charge of its Superabrasives and Abrasives, Asia Operations. Mr. Cusimano joined Norton Company in 1966 and held several positions within the company prior to his appointment as Marketing Vice President, Abrasives, Europe, in 1986. In early 1988, Mr. Cusimano was appointed Divisional Vice President of Seeded-Gel Products, and in early 1989 he was elected a Corporate Vice President, Chemical Process Products.

         MR. ZAHARNA was elected a director of the Company in July 1992. Mr. Zaharna was appointed to the Board of Directors as a representative of Elsag International N.V., the parent company of Elsag Bailey Inc. and a wholly-owned subsidiary of Elsag Bailey Process Automation N.V. (NYSE:EBY). Mr. Zaharna has been the Group Executive Vice President of Elsag Bailey Process Automation N.V., a Netherlands company, since November 1994. Between October 1993 and November 1994, Mr. Zaharna was Senior Group Vice President, Strategic Marketing and Technology. Between 1981 and October 1993, Mr. Zaharna held the posts of Group Vice President/Americas, Pacific & Far East of Elsag Bailey, Inc., Vice President of International Operations, Executive

Vice President of Global Operations and Chief Operating Officer of Bailey Controls Company, now a division of Elsag Bailey, Inc. Mr. Zaharna joined Bailey Controls Company in 1966.

VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS

         The three nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors. Votes withheld will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but have no other legal effect upon election of directors under California law.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH HEREIN.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors of the Company held a total of four meetings during the fiscal year ended March 31, 1996. During the 1996 fiscal year no director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees, if any, on which such director served. The Board of Directors has an audit committee. The Board of Directors has no compensation or nominating committee or any other committee performing those functions.

         The Audit Committee of the Board of Directors recommends engagement of the Company's independent accountants and approves the services performed by such accountants. In addition, the Audit Committee reviews and evaluates the Company's accounting principles and its system of internal accounting controls. The Audit Committee currently consists of Joseph J. Cusimano and Mike N. Zaharna.

DIRECTOR COMPENSATION

         The Company currently does not pay any cash compensation to directors for service on the Company's Board. Outside directors are, however, eligible to participate in the Company's Discount Stock Option Plan. For the current year, each non-employee director will receive an option to purchase 5,000 shares, exercisable upon vesting at 10% of the fair market value on the date of grant. Options granted to non-employee directors vest in full on the first anniversary of the date of grant and expire if not exercised within five years from date of grant.

         During the fiscal year which ended March 31, 1996, the Company granted options to purchase 10,000 shares under its Discount Option Plan exercisable at $0.25 per share to each of its Outside Directors, Messrs. Cusimano and Zaharna. This option was not exercisable by either Mr. Cusimano or Mr. Zaharna during the fiscal year.

EXECUTIVE OFFICERS

         The executive officers of the Company and their ages as of August 16, 1996 are as follows:

NAME                     AGE        POSITION WITH COMPANY
- ----                     ---        ---------------------
Kenneth P. Ostrow         54        President, Chief Executive Officer and Chairman of the Board
Robert M. Gorski          44        Vice President, Finance and Chief Financial Officer
John F. Lynch, III        55        Vice President, Operations


         See "Nominees" above for background information on Mr. Ostrow.

         MR. GORSKI joined the Company in April 1988 as Vice President, Finance and Administration, Chief Financial Officer, and Assistant Secretary and is also currently Vice President, Service. Mr.Gorski holds a B.S. in Business Administration from the University of Illinois and is a Certified Public Accountant.

         MR. LYNCH joined the Company in December 1982 as Vice President, Midwestern Sales, and in September 1995 was named Vice President, Operations. Mr. Lynch holds a B.S. in Chemical Engineering from the University of Mississippi and a M.B.A. from the Harvard Business School.

EXECUTIVE OFFICER COMPENSATION

         The following table sets forth all compensation received for services rendered to the Company in all capacities for each of the three executive officers of the Company (collectively, the "Named Officers") for the fiscal years ended March 31, 1996, 1995 and 1994:

                           SUMMARY COMPENSATION TABLE

                                                 ANNUAL COMPENSATION         Long-Term Compensation Awards
                                                 -------------------         -----------------------------

                                                                                                 Number of
Name and                                                                     Restricted      Shares Underlying
Principal Position            Year       Salary                Bonus        Stock Award          Options
- ------------------            ----       ------                -----        -----------          -------
Kenneth P. Ostrow,            1996      $224,700              $83,590(1)         -                 15,000
       President & Chief      1995      $213,400              $85,860            -                 15,000
       Executive Officer      1994      $213,400              $     0            -                      0

Robert M. Gorski,             1996      $147,210              $36,506(1)         -                 15,000
       Vice President,        1995      $147,210              $46,598            -                 15,000
       Finance & Chief        1994      $147,210              $     0            -                      0
       Financial Officer

John F. Lynch III,            1996      $136,005              $41,345(1)         -                 15,000
       Vice President,        1995      $135,381              $30,350            -                 15,000
       Operations             1994      $131,013              $     0            -                      0

- ---------------------------

(1)      Earned in fiscal 1996 but paid in fiscal 1997.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information with respect to stock options granted to each of the Named Officers during the fiscal year ended March 31, 1996. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Common Stock.

                        OPTION GRANTS IN LAST FISCAL YEAR
                        ---------------------------------

                                INDIVIDUAL GRANTS
                                -----------------

                                         % of Total
                        Number of          Options
                         Shares           Granted to                             Potential Realizable Value at
                       Underlying          Employees      Exercise                  Assumed Annual Rates of
                         Options           in Fiscal      Price Per  Expiration    Stock Price Appreciation
NAME                     Granted             Year          Share       Date           for Option Term
- ----                     -------             ----          -----       ----             -----------
                                                                                       5%            10%
                                                                                       --            ---
Kenneth P. Ostrow       15,000(1)            7.4%        $   2.50    11-15-05       $23,583       $59,765
Robert M. Gorski        15,000(1)            7.4%            2.50    11-15-05        23,583        59,765
John F. Lynch III       15,000(1)            7.4%            2.50    11-15-05        23,583        59,765

- ---------------------------------

 (1) Options granted under the Company's 1995 Incentive Stock Option Plan typically have a 10-year term, vest over a four-year period of employment and have an exercise price equal to market value on the date of grant.

OPTION EXERCISES AND HOLDINGS

         The following table provides information with respect to option exercises in fiscal 1996 by the Named Officers and the value of such officers' unexercised options at March 31, 1996.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

                                   Shares                            Number of Shares Underlying      Value of Unexercised In-The-
                                Acquired on        Value               Unexercised Options at               Money Options at
NAME                              Exercise       Realized (1)             Fiscal Year-End                  Fiscal Year-End (2)
- ----                              --------       ------------             ---------------                  -------------------
                                                                  Exercisable       Unexercisable    Exercisable     Unexercisable
                                                                  -----------       -------------    -----------     -------------
Kenneth P. Ostrow                     0              0              343,750            26,250        $1,011,172        $52,266
Robert M. Gorski                      0              0              128,750            31,250        $  351,249        $46,875
John F. Lynch III                     0              0               88,750            26,250        $  244,844        $33,281

- ----------------------------

(1) Market value of underlying securities on the exercise date, minus the exercise price.

(2) Value is based on the last reported sale price of the Company's Common Stock on the Nasdaq National Market System of $3.50 per share on March 29, 1996 (the last trading day for fiscal 1996), minus the exercise price.

SEVERANCE AGREEMENTS

         The Company has entered into severance agreements (a Senior Plan and a General Plan) with its officers pursuant to which they may become entitled to certain special severance benefits in the event their employment is terminated in connection with certain changes in control of the Company. The Senior Plan is applicable to Mr. Ostrow and the General Plan is applicable to Mr. Gorski and Mr. Lynch.

         In the case of the Senior Plan:

         (i) all outstanding options at the time held by the officer under the Option Plan will immediately accelerate and become fully exercisable for all the option shares,

         (ii) the Company will make a cash lump sum payment to the officer in an amount equal to 2.95 times the officer's average W-2 wages from the Company for the immediately preceding calendar year in which the change in control occurs, and

         (iii) in the event of voluntary termination, an amount equal to 1.5 times the officer's annual compensation.

         In the case of the General Plan, the Company will make a lump sum payment to the officer equal to the minimum of:

         (i) six times one-twelfth of the officer's annualized compensation, or

         (ii) one-twelfth of the officer's annualized compensation times the number of years of continuous employment not to exceed nine.

         A change in control is defined under each agreement to include (i) a business combination which has been approved by the requisite vote of shareholders, (ii) the acquisition of 30% or more of the Company's outstanding voting stock, (iii) a change in the composition of the Impact Board as a result of which fewer than a majority of Directors are Incumbent Directors who either
(a) have been Board members since the beginning of such period or (b) are elected or nominated for election to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination.

         Involuntary termination is defined in each severance agreement as the officer's discharge (other than for cause) or other termination of employment, whether voluntary or involuntary, following a 15% or more reduction in the officer's compensation or level of responsibilities or a change in the officer's job location without his or her consent. Termination for cause includes any involuntary termination triggered by the officer's intentional misconduct.

CERTAIN TRANSACTION -- WORKING AGREEMENT

         In February 1993, the Company entered into a working agreement with Elsag Bailey, Inc. ("Bailey"), a wholly-owned subsidiary of Elsag International N.V. ("Elsag International"), the Company's largest shareholder, which serves as the framework for cross-OEM agreements with Bailey. Elsag Bailey Process Automation N.V. ("EBPA") which ultimately owns and controls both Elsag International and Bailey, owns 23.0% of the Company's outstanding common shares at March 31, 1996. The cross-OEM agreement covers both hardware and software. Impact OEMs the "Unity(TM)" Distributed Control System and related software from Bailey; Bailey OEM's Impact's complete line of cross-direction actuators and related software, drying systems, and the "AdvantagePlus(TM)" line of scanners and sensors, which is specifically designed for Distributed Control Systems
(DCS).

         During fiscal 1994, the Company recorded revenue of approximately $750,000 on sales to Bailey and Elsag Bailey (Canada) Inc. ("Bailey Canada"), both of which are subsidiaries of Elsag International. During fiscal 1996, the Company recorded revenue of $300,000 to a U.S. division of Bailey. There were no sales during fiscal 1995 to Bailey or its affiliates.

         For fiscal years 1994, 1995, and 1996, the Company purchased $185,000, $190,000, and $213,000, respectively, in hardware and software from Bailey Controls Company, Bailey Canada, or Bailey Beijing Controls.

         At March 31, 1994 the Company had a net outstanding receivable of $361,000 from divisions of Elsag Bailey, Inc. of the U.S. and Canada. At March 31, 1996 the Company had a net outstanding receivable of $441,000 from divisions of Elsag Bailey, Inc. of the U.S. and Canada, and a liability of $42,000 in customer deposits received from a Bailey subsidiary in Europe.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the period from April 1, 1995 to March 31, 1996, all Section 16(a) filing requirements applicable to its executive officers, directors and ten percent shareholders were complied with.

                                 PROPOSAL NO. 2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected Price Waterhouse LLP, independent accountants, to audit the financial statements of the Company for the current fiscal year ending March 31, 1997. Such selection is being presented to the shareholders for ratification at the Annual Meeting. The affirmative vote of the holders of a majority of the shares represented and voting at the meeting is required to ratify the selection. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

         Price Waterhouse LLP has audited the Company's financial statements since 1982. A representative of Price Waterhouse is expected to be present at the meeting, will have the opportunity to make a statement if desired, and is expected to be available to respond to appropriate questions from shareholders.


                                  OTHER MATTERS


         The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed Proxy card to vote the shares they represent as the Board of Directors may recommend.



                                            FOR THE BOARD OF DIRECTORS




                                            KENNETH P. OSTROW, President



Dated:     September 9, 1996

PROXY

                              IMPACT SYSTEMS, INC.
                      1996 ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 16, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned shareholder(s) of Impact Systems, Inc., a California corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated September 9, 1996, and the Company's Annual Report on Form Consolidated Financial Statements for the fiscal year ended March 31, 1996, and hereby appoints Kenneth P. Ostrow and Robert M. Gorski, and each of them, as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company, to be held on Wednesday, October 16, 1996, at 3:00 p.m. local time, at the Company's principal offices located at 1075 East Brokaw Road, San Jose, California 95131, and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote in then and there personally present, on the matters set forth below:

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)


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
                                                        Please mark
                                                        your votes
                                                        as indicated     /X/
                                                        in this example


                                            FOR                   WITHHOLD
                                   all nominees listed            AUTHORITY
                                  (except as marked to        to vote for all
                                   the contrary below)     nominees listed below

1. ELECTION OF DIRECTORS
   If you wish to withhold authority      /   /                   /   /
   to vote for any individual nominee,
   strike a line through that nominee's
   name in the list below.

   Joseph J. Cusimano, Kenneth P. Ostrow, Mike N. Zahana





                                                        FOR   AGAINST  WITHHOLD
2. Proposal to ratify the Board of Director's           / /      / /      / /
   selection of Price Waterhouse LLP as the Company's independent accountants for the current fiscal year ending March 31, 1997.


                                                   AUTHORITY   AUTHORITY
                                                    GRANTED    WITHHELD  ABSTAIN
3. Authority to vote or otherwise represent the      / /         / /       / /
   shares in their discretion upon such other matter or matters which may properly come before the meeting or any adjournment or postponement thereof.

                                                     YES      NO
   I plan to attend the meeting                      / /     / /



                                           THIS PROXY WILL BE VOTED AS DIRECTED
                                           ABOVE OR, IF NO CONTRARY DIRECTION IS
                                           INDICATED, WILL BE VOTED FOR THE
                                           ELECTION OF THE THREE NOMINEES FOR
                                           DIRECTOR, FOR RATIFICATION OF THE
                                           SELECTION OF PRICE WATERHOUSE LLP
                                           AS INDEPENDENT ACCOUNTANTS, AND
                                           AS PROXIES DEEM ADVISABLE ON SUCH
                                           OTHER MATTERS AS MAY COME BEFORE
                                           THE MEETING.



Printed Name__________________ Signature___________________ Dated:_________1996

(This Proxy should be marked, dated, and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. A corporation is requested to sign its name by its President or other authorized officer with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If shares are held in two names, both holders should sign.)

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